UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
June 7, 2023
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Preferred Stock Purchase Rights	-	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting (the “Annual Meeting”) of the stockholders of Upland Software, Inc. (the “Company”) on June 7, 2023, the stockholders of the Company adopted a Certificate of Amendment (the “Certificate”) to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”). The Certificate amends the Certificate of Incorporation to (i) increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), from 50,000,000 to 75,000,000 and (ii) reflect new Delaware law provisions regarding exculpation of the Company’s officers from personal liability under certain circumstances as allowed by Delaware law. The Certificate was filed with the Secretary of State of the State of Delaware and became effective at 5:01 p.m. Eastern time on June 7, 2023.

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held June 7, 2023, at the Company’s offices at 401 Congress Avenue, Suite 1850, Austin, Texas 78701. At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2023, as amended by the Company’s amended definitive proxy statement filed with the SEC on May 25, 2023. As of April 20, 2023 (the “Record Date”), the total number of shares entitled to vote was 38,735,902, representing 32,441,010 shares of Common Stock outstanding on the Record Date, plus 6,294,892 as-converted shares of Common Stock that the holders of the Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), were entitled to vote. Holders of Series A Preferred Stock were not entitled to vote on proposal 6. Present at the Annual Meeting in person or by proxy were holders of 33,403,130 shares of Common Stock, representing 86.23% of the eligible votes, constituting a quorum. For purposes of Proposal 6, present at the Annual Meeting in person or by proxy were holders of 27,108,238 shares of Common Stock, representing 83.56% of the eligible votes, constituting a quorum for purposes of Proposal 6.

The stockholders voted on the following items at the Annual Meeting:
1.To elect one Class III director to serve on the Company’s board of directors until the Company’s 2026 annual meeting of stockholders, or until a successor is duly elected and qualified;
2.To ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers;
4.To amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50 million to 75 million;
5.To amend the Certificate of Incorporation to provide for exculpation of officers of the Company from personal liability under certain circumstances as allowed by Delaware law; and
6.To authorize, for purposes of complying with Nasdaq Listing Rules 5635(b) and (d), the issuance of shares of Common Stock underlying shares of Series A Preferred Stock in an amount equal to or in excess of 20% of the Common Stock outstanding immediately prior to the issuance of such Series A Preferred Stock (including upon the operation of anti-dilution provisions contained in the Certificate of Designation designating the terms of such Series A Preferred Stock).

The stockholders elected one Class III director to serve on the Company’s board of directors until the Company’s 2026 annual meeting of stockholders, or until a successor is duly elected and qualified. The voting results were as follows.

Director Nominee	For	Withhold	Broker Non-Votes
John T. (Jack) McDonald	26,846,419	2,612,481	3,944,230

The stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows.

For	Against	Abstain
31,276,403	2,123,652	3,075

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
24,194,028	5,249,359	15,513	3,944,230

The stockholders approved the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50 million to 75 million. The voting results were as follows.

For	Against	Abstain
31,127,246	2,269,533	6,351

The stockholders approved the amendment to the Certificate of Incorporation to provide for exculpation of officers of the Company from personal liability under certain circumstances as allowed by Delaware law. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
23,962,032	4,588,364	908,504	3,944,230

The stockholders (excluding the holders of shares of Series A Preferred Stock) authorized, for purposes of complying with Nasdaq Listing Rules 5635(b) and (d), the issuance of shares of Common Stock underlying shares of Series A Preferred Stock in an amount equal to or in excess of 20% of the Common Stock outstanding immediately prior to the issuance of such Series A Preferred Stock (including upon the operation of anti-dilution provisions contained in the Certificate of Designation designating the terms of such Series A Preferred Stock). The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
21,990,642	1,164,395	8,971	3,944,230
Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Upland Software, Inc.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Kin Gill
Kin Gill Chief Legal Officer and Secretary
Date: June 8, 2023